UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2010 (April 7, 2010)
Date of Report (Date of earliest event reported)

PERFECTENERGY INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-51704	98-0548438
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

No. 479 You Dong Road Xinzhuang Town, Shanghai 201100 People’s Republic of China
(Address of principal executive offices)

(8621) 5488-8436
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)    Compensatory Arrangements of Certain Officers.

On April 7, 2010, the registrant’s Board of Directors ratified and approved an increase in the base salary for Wennan Li, its Chief Executive Officer, to RMB63,600 (approximately US$9,317) per month, beginning November 1, 2009.  Mr. Li’s bonus compensation arrangement for the current fiscal year, which ends October 31, 2010, was also revised so that Mr. Li will receive a portion of an aggregate 10% of any net profits realized by the registrant during its current fiscal year, with a minimum guaranteed aggregate bonus payment of US$75,000.  The aggregate bonus is to be paid to Mr. Li, Xiaolin Zhuang (Chief Financial Officer), and Diping Zhou (Vice President of Operations), and Mr Li’s portion of the aggregate bonus payment is to be decided by the Board at a future date.  A copy of the employment agreement entered into between the registrant and Mr. Li is filed as an exhibit to our Annual Report on Form 10-K filed with the Commission on January 26, 2009, which agreement is incorporated herein by reference.

On April 7, 2010, the registrant’s Board of Directors ratified and approved an increase in the base salary for Xiaolin Zhuang, its Chief Financial Officer, to RMB53,000 (approximately US$7,764) per month, beginning November 1, 2009.  Mr. Zhuang’s bonus compensation arrangement for the current fiscal year, which ends October 31, 2010, was also revised so that Mr. Zhuang will receive a portion of an aggregate 10% of any net profits realized by the registrant during its current fiscal year, with a minimum guaranteed aggregate bonus payment of US$75,000.  The aggregate bonus is to be paid to Mr. Zhuang, Mr. Li, and Diping Zhou (Vice President of Operations), and Mr. Zhuang’s portion of the aggregate bonus payment is to be decided by the Board at a future date.  A copy of the amended and restated employment agreement entered into between the registrant and Mr. Zhuang is filed as an exhibit to our Annual Report on Form 10-K filed with the Commission on January 26, 2009, which agreement is incorporated herein by reference.

On April 7, 2010, the registrant’s Board of Directors ratified and approved an increase in the base salary for Diping Zhou, its Vice President of Operations, to RMB53,000 (approximately US$7,764) per month, beginning November 1, 2009.  Ms. Zhou’s bonus compensation arrangement for the current fiscal year, which ends October 31, 2010, was also revised so that Ms. Zhou will receive a portion of an aggregate 10% of any net profits realized by the registrant during its current fiscal year, with a minimum guaranteed aggregate bonus payment of US$75,000.  The aggregate bonus is to be paid to Ms. Zhou, Mr. Li, and Mr. Zhuang, and Ms. Zhou’s portion of the aggregate bonus payment is to be decided by the Board at a future date.  A copy of the employment agreement entered into between the registrant and Ms. Zhou is filed as an exhibit to our Annual Report on Form 10-K filed with the Commission on January 26, 2009, which agreement is incorporated herein by reference.  A salary adjustment letter signed by Ms. Zhou on March 1, 2009 is filed with our Current Report on Form 8-K filed with the Commission on January 29, 2010, which agreement is also incorporated herein by reference.

Item 9.01(d)    Exhibits.

Exhibit No.	Exhibit Description

10.1	Salary Adjustment Letter for Wennan (Jack) Li, dated April 7, 2010
10.2	Salary Adjustment Letter for Xiaolin (Edward) Zhuang, dated April 7, 2010
10.3	Salary Adjustment Letter for Diping Zhou, dated April 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECTENERGY INTERNATIONAL LIMITED
(Registrant)

Date: April 13, 2010	/s/ Wennan Li
Name: Wennan Li
Title: Chief Executive Officer